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                                 EXHIBIT 10.1


                               AIRSENSORS, INC.

                      1997 INCENTIVE STOCK OPTION PLAN

     PURPOSE OF THE PLAN. The purpose of this Incentive Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company and to promote the success of the Company's business. It is intended that options issued pursuant to this Incentive Stock Option Plan constitute "incentive stock options" within the meaning of Section 422 of the Code.

     1.   DEFINITIONS.  As used herein, the following definitions shall apply:

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMON STOCK" means the Company's common stock, par value $.001 per share.

          "COMPANY" means AirSensors, Inc., a Delaware corporation.

          "COMMITTEE" means the Committee appointed by the Board in accordance with SECTION 3(a) of the Plan.

          "EMPLOYEE" means any person employed by the Company or any Subsidiary of the Company which now exists or is hereafter organized or is acquired by the Company.

          "IMPCO" means IMPCO Technologies, Inc., a Delaware corporation.

          "OPTION" means a stock option granted pursuant to the Plan.

          "OPTIONEE" means a person who holds an Option.

          "PLAN" means this 1997 Incentive Stock Option Plan.

          "SUBSIDIARY" means a corporation of which more than 50% of the voting shares are held directly by the Company or directly and indirectly by the Company and one or more Subsidiaries, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     2. STOCK SUBJECT TO THE PLAN. Subject to SECTION 10, the maximum number of shares which may be optioned and sold under the Plan is 750,000 shares of Common Stock.

     If an Option should expire or become unexercisable in whole or in part for any reason, the remaining shares of Common Stock which were subject to the Option shall, unless the Plan

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shall have been terminated, become available for other Options under the Plan.

     3.   ADMINISTRATION OF THE PLAN.

          (a) PROCEDURE. The Plan shall be administered by the Board or, as determined by the Board, a Committee appointed by the Board. The Committee shall consist of not less than three members of the Board and shall administer the Plan subject to such terms and conditions as the Board may prescribe. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine.

     Members of the Board who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of Options to him.

     As used in the Plan and in any Option, the term "Board" shall refer to the Board, or the Committee if a Committee has been appointed.

          (b) POWERS OF THE BOARD/COMMITTEE. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which price shall in no event be less than the fair market value per share of Common Stock on the date of grant of the Option, or 110% of such fair market value in the case of any Option granted to an Employee who, immediately before the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of its parent or Subsidiaries; (iii) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan;
(vi) except as otherwise provided in this Plan, to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (vii) to accelerate the vesting or exercise date of any Option;
(viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

     All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option. If the Board has appointed a Committee, the actions of

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the Committee shall be reported to the Board.

     4. ELIGIBILITY. Options may be granted only to Employees. An Employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

     No Option may be granted to an Optionee under the Plan if, as the result of such grant, the aggregate fair market value (determined as of the time each Option is granted) of the shares of Common Stock for which such Optionee has been granted options which are exercisable for the first time by such Optionee during any calendar year (under all incentive stock option plans of the Company) would exceed $100,000.

     The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

     5. TERM OF PLAN. Subject to SECTION 16, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years from the effective date unless sooner terminated under
SECTION 12.

     6. TERM OF OPTION. Except as otherwise provided in SECTIONS 8 AND 10, the term of each Option shall be for ten (10) years from the date of grant thereof unless otherwise determined by the Board when granting an Option and set forth in an Optionee's option agreement, except that the term of each Option granted to an employee who, immediately before such Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of its parent or Subsidiaries shall be for not more than five (5) years from the date of grant thereof. Subject to the foregoing, the term of each Option shall be determined by the Board.

     7.   OPTION PRICE AND CONSIDERATION.

          (a) The price for the shares of Common Stock to be issued pursuant to an Option shall be such price as is determined by the Board, but shall in no event be less than the fair market value per share of the Common Stock on the date of grant of the Option. In the case of an Option granted to an Employee who, immediately before the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of its parent or Subsidiaries, the price shall be not less than 110% of the fair market value per share of such Common Stock. The fair market value shall be determined by the Board in its discretion; PROVIDED, that if there is a public market for the Common Stock, the fair market value shall be (i) the closing sale price as of the date of grant on the Nasdaq National Market or, if the Common Stock is traded on a stock exchange, the closing sale price as of the date of grant on the principal stock exchange on which such stock is traded, and (ii) the mean of the reported closing bid and ask prices for the Common Stock as of the date of grant if the Common Stock is not traded as provided in clause (i).

          (b) The consideration to be paid for the Common Stock to be issued upon

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exercise of an Option, and the method of payment, shall be determined by the
Board and may consist of cash or any other consideration and method of payment for the issuance of common stock which is permitted under the Delaware Corporation Law and complies with other applicable laws and regulations (including but not limited to, applicable federal tax and federal and state securities laws and regulations).

     8.   VESTING AND EXERCISE OF OPTIONS.

          (a) VESTING AND EXERCISE OF OPTIONS WHILE AN EMPLOYEE. Unless otherwise determined by the Board when granting an Option and set forth in an Optionee's option agreement, each Option held by an Optionee shall vest and shall be exercisable at any time so long as such Optionee continues to be an Employee, cumulatively, (i) as to forty percent (40%) of the total number of shares subject to such Option, twenty-four (24) months following the date of grant of such Option, and (ii) as to twenty percent (20%) of the total number of shares subject to such Option, once during each twelve (12) month period commencing on the third and each subsequent anniversary date of the grant of such Option, so that sixty (60) months following the date of the grant of each Option one hundred percent (100%) of the shares subject to such Option may be purchased by exercise of the Option.

          (b) VESTING OF OPTIONS UPON RETIREMENT. Unless otherwise determined by the Board when granting an Option and set forth in an Optionee's option agreement, all Options held by an Optionee who retires at age 62 or older and was continuously an Employee for five (5) years immediately preceding retirement which are not vested as provided in SECTION 8(a) shall immediately vest upon such Optionee's retirement and be exercisable as provided in SECTION 8(c).

          (c) EXERCISE OF OPTIONS FOLLOWING TERMINATION OF STATUS AS AN EMPLOYEE. Following termination of employment as an Employee, an Optionee may exercise an Option to the extent that he or she was entitled to exercise the Option at the date of such termination as provided in SECTION 8(a) and
(b) as follows:

               (i) Except in the case of death or disability (within the meaning of Section 22(e)(3) of the Code), within thirty (30) days following the date of termination of employment, except that the Board may extend the period for such exercise up to a period not exceeding three (3) months following the date of termination;

               (ii) If an Optionee dies while an Employee, the period of time within which the Board may permit exercise of Options after the date of death may be up to one (1) year, and such Options may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of an Optionee; and

               (iii) If an Optionee becomes disabled while an Employee, the period of time within which the Board may permit exercise of Options after the date of termination as an Employee of the Company may be up to one (1) year.

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     Options which are not vested as provided in SECTION 8(a) and (b) or which are vested but not exercised as required by SECTION 8(c) shall terminate.

          (d) SPECIAL LIMITATION ON EXERCISE. Notwithstanding SECTIONS 8(a) and (b), in no event shall an Option be exercisable if such Option, together with all other incentive stock options under this or any other incentive stock option plan which are exercisable for the first time during any calendar year, are for the purchase of Common Stock with an aggregate fair market value (determined as of the date of grant of each such option) in excess of $100,000.

          (e) PROCEDURE FOR EXERCISE; RIGHTS AS STOCKHOLDER. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the shares of Common Stock with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for a fraction of a share of Common Stock.

     Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares of Common Stock, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Common Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in SECTION 10.

     Exercise of an Option shall result in a decrease in the number of shares of Common Stock which thereafter may be available, both for purposes of the Plan and for purchase under the Option, by the number of shares of Common Stock as to which the Option is exercised.

     9. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock affected without receipt of consideration by the Company; PROVIDED, that conversion of any convertible securities of the Company shall not be deemed to have been "affected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall

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affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of (i) the dissolution or liquidation of the Company, (ii) the sale of substantially all of the assets of the Company or of IMPCO, or
(iii) the merger, consolidation or other reorganization of the Company with or into another corporation, the Options will terminate unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board or may give all or certain Optionees the right to exercise their Options as to all or any part of the shares of Common Stock which are subject to such Options, including shares of Common Stock as to which Options would not otherwise be exercisable.

     In the event of a "change of control" of the Company, the Board may, in the exercise of its sole discretion, give all or certain Optionees the right to exercise their Options as to all or any part of the shares of Common Stock which are subject to such Options, including shares of Common Stock as to which Options would not otherwise be exercisable. For purposes of this paragraph, "change of control" shall mean (i) within the meaning of Section 13(d) of the Securities Exchange Act of 1934, any person or group becomes a beneficial owner, directly or indirectly, of the Company's securities representing 50% or more of the total voting power of the Company's then outstanding securities, (ii) the stockholders of the Company approve the dissolution or liquidation of the Company, (iii) the stockholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, whether into one or more entities, as a result of which less than 50% of the total voting power of securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company, or
(iv) the stockholders or directors of the Company or IMPCO approve, respectively, the sale of seventy-five percent (75%) or more of the Company's or IMPCO's business and/or assets.

     No Option granted pursuant to this Plan shall be adjusted by the Board pursuant to this SECTION 10 in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     11. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

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     12.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the holders of a majority of the outstanding shares of the Common Stock, no such revision or amendment shall:

               (i) Increase the number of shares of Common Stock subject to the Plan other than in connection with an adjustment under SECTION 10 of the Plan;

               (ii) materially change the designation of the class of employees eligible to be granted Options;

               (iii) remove the administration of the Plan from the Board; or

               (iv) materially increase the benefits accruing to participants under the Plan.

          (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options granted prior to such amendment or termination and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

  13. CONDITIONS UPON ISSUANCE OF SHARES. Shares of Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or market upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

     Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such

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shares as to which such requisite authority shall not have been obtained.

     15. OPTION AGREEMENTS. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. STOCKHOLDER APPROVAL. Effectiveness of the Plan shall be subject to approval within twelve (12) months following the Board of Directors' adoption of this Plan by the holders of the Company's outstanding Common Stock.



Adopted by the Executive Committee on May 22, 1997.

Approved by the stockholders on November 13, 1997.